Exhibit 99.1

InfoSpace to Acquire Switchboard Incorporated

Establishes InfoSpace as the Leading Online Yellow Pages Provider

BELLEVUE, Wash. and WESTBOROUGH, Mass. (March 26, 2004) – InfoSpace, Inc. (NASDAQ: INSP) and Switchboard Incorporated (NASDAQ: SWBD) today announced a definitive agreement for InfoSpace to acquire Switchboard, a leading provider of local online advertising solutions and internet-based yellow pages, for $7.75 per share or approximately $160 million in cash. As of December 31, 2003, Switchboard had approximately $55.9 million in cash and marketable securities and no debt.

At closing, the acquisition nearly doubles the Company’s online directory traffic and establishes InfoSpace as the leading online directory provider in the United States. According to comScore/MediaMetrix, InfoSpace and Switchboard’s combined network of owned and operated sites and distribution partners comprises approximately 23% of total online yellow pages searches.

“We are excited to take a defining step in the growing local search and directory opportunity,” said Jim Voelker, chairman and chief executive officer of InfoSpace, Inc. “Through this acquisition, we nearly double our share of online directory traffic, gain a proven technology platform and add several new and important partner relationships. Combined, we assume a leadership role in a market growing as fast as web search, and position ourselves to leverage our complementary assets in web search and online directory.”

“We believe that by combining the respective strengths of our two companies, we can accelerate the migration and adoption of online local advertising,” said Dean Polnerow, president and chief executive officer of Switchboard Incorporated. “Today’s announcement is a leap forward for the industry, and for those of us who share the vision that online yellow pages is on the fast track to playing a central role in helping local advertisers reach consumers.”

Yellow pages directories are a primary source of local merchant information for consumers. According to The Kelsey Group, the yellow pages industry generates nearly $15 billion in annual advertising sales in the United States, and is experiencing a migration from print-based consumer searches to online searches. In 2003, the online directory market was approximately $450 million, and is growing rapidly. According to the June 2003 Kelsey Group report titled “Searching for Profits: Yellow Pages and the Challenge of Pay-per-Click”, The Kelsey Group projects the number of online yellow pages searches to grow 25% annually and to account for more than 30% of total yellow pages searches by 2006.

Switchboard is a leading provider of local online advertising products for merchants, national advertisers and distribution partners, enabled by innovative, consumer-oriented, online yellow and white pages directory technology. Switchboard’s technology benefits both consumers and merchants by combining the depth of information found in printed directories with the interactive, real-time nature of the Web. In addition to generating traffic directly through www.switchboard.com,

Switchboard licenses its products to Internet portals, traditional yellow pages publishers, and newspaper publishers to enable them to offer local online advertising solutions and yellow and white pages directories under their own brands.

The transaction is expected to close in the second half of 2004, subject to certain conditions including approval by Switchboard shareholders, the shareholders of Switchboard’s majority shareholder, ePresence, Inc., and regulatory authorities.

Assuming the Switchboard acquisition closes on or near July 1, 2004, InfoSpace anticipates Switchboard will contribute approximately $10 - $12 million in revenue and $4 - $5 million in Search & Directory segment income for the second half of 2004.

Conference Call Details

InfoSpace will host a conference call at 8:30 am Eastern time today, March 26th, 2004. To access the call, please dial 800.967.7141 in the United States and 719.457.2630 internationally. The conference call will be webcast live in the Investor Relations sections of both the InfoSpace corporate Web site, at www.infospaceinc.com, and Switchboard.com. A replay of the call will be available approximately one hour after the call until Sunday, April 11th at 10:30 p.m. Pacific time.

All information in this release is as of March 26th, 2004. InfoSpace undertakes no duty to update any forward-looking statements to actual results or changes in the Company’s expectations.

About InfoSpace, Inc.

InfoSpace, Inc. (NASDAQ:INSP) is a diversified technology and services company that develops Internet and wireless solutions for a wide range of customers. InfoSpace Search & Directory provides Web search and online directory products that help users find the information they need while creating opportunities for merchants. InfoSpace Mobile develops infrastructure, tools and applications that enable carriers and content providers to efficiently develop and deliver mobile data services across multiple devices. InfoSpace Payment Solutions enables merchants to authorize, settle and manage electronic transactions via its IP-based payment gateway, Authorize.Net. More information can be found at http://www.infospaceinc.com.

About Switchboard Incorporated

Switchboard (NASDAQ: SWBD) is a leading provider of local online advertising products for merchants and national advertisers, enabled by innovative, consumer-oriented, online yellow and white pages directory technology. Through Switchboard’s local search, advertisers are able to get their message in front of consumers at the time they are looking for that merchant’s products or services on the Internet, driving local commerce through online innovation. Switchboard is headquartered in Westborough, MA. ePresence (NADAQ: EPRE) owns approximately 51.0% of the outstanding shares of Switchboard. More information can be found at http://www.switchboard.com.

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CONTACTS:

Nancy Bacchieri

V.P. – Communications, InfoSpace

(425) 201-8722

nancy.bacchieri@infospace.com

Adam Whinston

Sr. Marketing Manager, InfoSpace Search & Directory

(425) 201-8946

adam.whinston@infospace.com

Elaine Haney

V.P. – Marketing & Operations, Switchboard

(508) 898-8146

ehaney@switchboard.com

This release contains forward-looking statements regarding the Company’s search and directory business and its proposed acquisition of Switchboard Incorporated. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Factors that could affect InfoSpace’s actual results include the possibility that the acquisition will not be completed or that the completion may be delayed, InfoSpace’s ability to integrate the proposed acquisition of Switchboard Incorporated, the future performance of Switchboard Incorporated and the rate of adoption of online directory services. A more detailed description of certain factors that could affect actual results include, but are not limited to, those discussed in InfoSpace’s most recent Annual Report on Form 10-K, in the section entitled “Factors Affecting Our Operating Results, Business Prospects and Market Price of Stock.” Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. InfoSpace undertakes no obligation to update publicly any forward- looking statements to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events. For more information and additional risk factors regarding Switchboard generally, see Switchboard’s Form S-1/A filed with the Securities and Exchange Commission on February 13, 2004, including the section entitled “Risk Factors”, and other documents filed by Switchboard with the Securities and Exchange Commission.

Additional Information

Switchboard Incorporated (“Switchboard”) intends to file a proxy statement in connection with the proposed acquisition of Switchboard by InfoSpace. Investors and security holders are urged to read these filings when they become available because they will contain important information about the proposed acquisition. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at www.sec.gov. Investors and security holders may obtain free copies of the documents filed by Switchboard with the Securities and Exchange Commission by contacting Switchboard Investor Relations at 120 Flanders Road, Westboro, Massachusetts 01581, (508) 898-8200. In addition, investors and security holders may read and copy any reports, statements and other information filed by Switchboard at the SEC public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800) SEC-0330 for further information on the public reference room.

Switchboard and InfoSpace and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Switchboard and ePresence in connection with the proposed acquisition. Certain officers and directors of Switchboard have interests in the proposed acquisition, including their ownership of Switchboard common stock, and their interests will be described in the proxy statement of Switchboard when it becomes available.

Additional information regarding the directors and executive officers of Switchboard is included in Switchboard’s proxy statement for its 2003 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on March 28, 2003. This document is available free of charge by contacting Switchboard Investor Relations at (508) 898-8200. Additional information regarding the directors and executive officers of InfoSpace is included in InfoSpace’s proxy statement for its 2003 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on April 21, 2003, and the supplement to its proxy statement, which was filed with the Securities and Exchange Commission on May 5, 2003. These documents are available free of charge by contacting InfoSpace Investor Relations at (866) 438-4677. All of the documents filed by Switchboard and InfoSpace with the SEC are available free of charge at the Securities and Exchange Commission’s web site at www.sec.gov.